UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement.
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☐	Definitive Proxy Statement.
☒	Definitive Additional Materials.
☐	Soliciting Material Pursuant to §240.14a-12.

DUKE Robotics Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

DUKE ROBOTICS CORP. CONTROL ID: REQUEST ID: IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS DATE: TUESDAY, DECEMBER 15, 2026 TIME: 3:00 PM LOCAL TIME LOCATION: ROOMS, FLOOR NO. 5, MEETING ROOM # 56, HASOLELIM 1, TEL AVIV, ISRAEL. HOW TO REQUEST PAPER COPIES OF OUR MATERIALS PHONE: CALL TOLL FREE 1-866-752-8683 FAX: SEND THIS CARD TO 202-521-3464 INTERNET: HTTPS://WWW.IPROXYDIRECT.COM/DUKR AND FOLLOW THE ON-SCREEN INSTRUCTIONS. EMAIL: PROXY-ID@EQUINITI.COM INCLUDE YOUR CONTROL ID IN YOUR EMAIL. THIS COMMUNICATION REPRESENTS A NOTICE TO ACCESS A MORE COMPLETE SET OF PROXY MATERIALS AVAILABLE TO YOU ON THE INTERNET. WE ENCOURAGE YOU TO ACCESS AND REVIEW ALL OF THE IMPORTANT INFORMATION CONTAINED IN THE PROXY MATERIALS BEFORE VOTING. THE PROXY STATEMENT IS AVAILABLE AT: HTTPS://WWW.IPROXYDIRECT.COM/DUKR IF YOU WANT TO RECEIVE A PAPER COPY OF THE PROXY MATERIALS YOU MUST REQUEST ONE. THERE IS NO CHARGE TO YOU FOR REQUESTING A COPY. TO FACILITATE TIMELY DELIVERY PLEASE MAKE THE REQUEST, AS INSTRUCTED ABOVE, BEFORE DECEMBER 1, 2026. YOU MAY ENTER YOUR VOTING INSTRUCTIONS AT HTTPS://WWW.IPROXYDIRECT.COM/DUKR UNTIL 11:59 PM EASTERN TIME DECEMBER 14, 2026. THE PURPOSES OF THIS MEETING ARE AS FOLLOWS: 1. TO ELECT FOUR DIRECTORS TO SERVE UNTIL THE NEXT ANNUAL MEETING OF SHAREHOLDERS AND UNTIL THEIR RESPECTIVE SUCCESSORS SHALL HAVE BEEN DULY ELECTED AND QUALIFIED; 2. TO RATIFY THE SELECTION OF SOMEKH CHAIKIN, A MEMBER FIRM OF KPMG INTERNATIONAL, AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026; 3. TO APPROVE AN AMENDMENT TO THE DUKE ROBOTICS CORP. 2021 EQUITY INCENTIVE PLAN, TO INCREASE THE NUMBER OF COMMON SHARES AUTHORIZED FOR ISSUANCE THEREUNDER; 4. TO CONSIDER AND APPROVE, BY A NONBINDING ADVISORY VOTE, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT; 5. TO RECOMMEND, BY A NONBINDING ADVISORY VOTE, THE FREQUENCY (EVERY ONE, TWO OR THREE YEARS) OF FUTURE ADVISORY VOTES OF SHAREHOLDERS ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS; AND 6. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF. PURSUANT TO SECURITIES AND EXCHANGE COMMISSION RULES, YOU ARE RECEIVING THIS NOTICE THAT THE PROXY MATERIALS FOR THE ANNUAL MEETING ARE AVAILABLE ON THE INTERNET. FOLLOW THE INSTRUCTIONS ABOVE TO VIEW THE MATERIALS AND VOTE OR REQUEST PRINTED COPIES. THE BOARD OF DIRECTORS HAS FIXED THE CLOSE OF BUSINESS ON OCTOBER 22, 2026 AS THE RECORD DATE FOR THE DETERMINATION OF STOCKHOLDERS ENTITLED TO RECEIVE NOTICE OF THE ANNUAL MEETING AND TO VOTE THE SHARES OF OUR COMMON STOCK, PAR VALUE $.0001 PER SHARE, THEY HELD ON THAT DATE AT THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT OF THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE 'FOR' PROPOSAL 1, 2, 3, AND 4, AND '3 YEARS' FOR PROPOSAL 5. PLEASE NOTE - THIS IS NOT A PROXY CARD - YOU CANNOT VOTE BY RETURNING THIS CARD

DUKE ROBOTICS CORP. C/O ISSUER DIRECT COMPLIANCE 1110 CENTRE POINT CURVE STE 101 MENDOTA HEIGHTS MN 55120 TIME SENSITIVE SHAREHOLDER INFORMATION ENCLOSED IMPORTANT SHAREHOLDER INFORMATION YOUR VOTE IS IMPORTANT FIRST-CLASS MAIL US POSTAGE PAID DURHAM NC PERMIT # 302

DUKE ROBOTICS CORP. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS –DECEMBER 15, 2026 AT 3:00 PM LOCAL TIME CONTROL ID: REQUEST ID: The undersigned, a stockholder of Duke Robotics Corp (the "Company"), hereby revoking any proxy heretofore given, does hereby appoint Yiftach Kleinman and Avi Levin, or either of them, with power of substitution, for and in the name of the undersigned to attend the Annual Meeting of Stockholders of the Company to be held at Rooms, Floor No. 5, meeting room # 56 Hasolelim 1, Tel Aviv, Israel, on Tuesday December 15, 2026 at 3:00 p.m. Local Time, or at any adjournment or postponement thereof, and there to vote, as designated below. (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.) VOTING INSTRUCTIONS If you vote by phone, fax or internet, please DO NOT mail your proxy card. MAIL: Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope. FAX: Complete the reverse portion of this Proxy Card and Fax to 202-521-3464. INTERNET: https://www.iproxydirect.com/DUKR PHONE: 1-866-752-VOTE(8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF DUKE ROBOTICS CORP. PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS Proposal 1 FOR WITHHOLD Election of Directors: Yariv Alroy Erez Nachtomy CONTROL ID: Eran Antebi REQUEST ID: Keren Gousman Golan Proposal 2 FOR AGAINST ABSTAIN To ratify the selection of Somekh Chaikin, a member firm of KPMG International, as independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026. Proposal 3 FOR AGAINST ABSTAIN To approve an amendment to the DUKE Robotics Corp. 2021 Equity Incentive Plan, to increase the number of common shares authorized for issuance thereunder. Proposal 4 FOR AGAINST ABSTAIN To consider and approve, by a nonbinding advisory vote, the compensation of our named executive officers as described in the accompanying proxy statement. Proposal 5 1 YEAR 2 YEARS 3 YEARS ABSTAIN To recommend, by a nonbinding advisory vote, the frequency (every one, two or three years) of future advisory votes of shareholders on the compensation of our named executive officers. MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING: The Board of Directors recommends voting 'FOR' Proposals 1, 2, 3, and 4, and '3 YEARS' for proposal 5. MARK HERE FOR ADDRESS CHANGE New Address (if applicable): ____________________________ ____________________________ ____________________________ IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. Dated: ________________________, 2026 (Print Name of Stockholder and/or Joint Tenant) (Signature of Stockholder) (Second Signature if held jointly)